Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Z Holdings Group, Inc. a Delaware corporation (the “Company”), on Form 10-K for the period ending December 31, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Scot Scheer, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scot Scheer

                                                                                                                 Scot Scheer

                                                                                                                 Chief Executive Officer

Date:

April 15, 2014

Chief Financial Officer